Exhibit 99.1

Selectica Closes Acquisition of Iasta and $7.5 Million Equity Financing

New Capabilities and Expanded Global Operations to Help Enterprises Create, Manage, and Optimize Business Relationships with Contracts at the Core

San Mateo, Calif. – July 2, 2014

News Summary

Selectica, Inc. (NASDAQ: SLTC) today announced it has completed the acquisition of Iasta, an industry leading SaaS-based sourcing and spend management solutions company focused on providing strategic sourcing, business intelligence, spend analysis, supplier management, and contract management technology. Iasta empowers procurement and sourcing professionals in mid- to large enterprises worldwide.

As part of enabling the acquisition, Selectica also announced today that it has completed a private placement transaction with certain institutional funds and accredited investors for approximately $7.5 million.

News Facts

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Selectica announced on June 5, 2014 its agreement to acquire Iasta and announced on June 6, 2014 its agreement to issue securities in a private placement. Terms of both deals were completed on July 2, 2014.

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Iasta serves more than 120 enterprise customers including AOL, Bombardier, Brunswick, Cushman & Wakefield, Ciena, Foot Locker, OfficeMax, Glanbia, Endo Pharmaceuticals, Equifax, Westinghouse, VF Corp, FirstGroup, and Centrica.

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Phase one of integration plans have been completed including: Selectica and Iasta product and technology team collaboration with a focus on analytics; proactive customer communications and engagements; and sales and marketing strategy development. More details will be communicated over the next four quarters.

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Selectica will continue to maintain both www.iasta.com and www.selectica.com for the foreseeable future, to leverage and optimize upsell and cross-sell opportunities where appropriate, as teams execute on integration plans with the goal of improving capabilities and efficiencies.

●	Olshan Frome Wolosky LLP represented Selectica in negotiating a definitive merger agreement.

●	Lake Street Capital Markets, LLC served as the financial advisor for the transaction.

●	More information about the acquisition can be found at: http://www.selectica.com/company/selectica-acquires-iasta

Supporting Quotes

“We are pleased with how customers, employees, and the market have responded to the news of the acquisition,” said Blaine Mathieu, CEO and President of Selectica. “Selectica and Iasta teams have made significant progress with phase one of our integration plans including technology reviews and product roadmap planning, customer communications and response, and sales readiness across our expanded global operations.”

“Our strategies and teams are aligned, and our products are already one of the most powerful combinations available for procurement organizations,” said David Bush, CEO and founder of Iasta. “We are focused on and motivated to make our solution the undisputed, market leading solution for B2B relationship management while also meeting the demands of our customers.”

Supporting Resources

●	About Selectica and Iasta
●	Blaine Mathieu blog
●	David Bush blog
●	Selectica on LinkedIn
●	Selectica on Twitter
●	Selectica on Facebook
●	Iasta on Twitter
●	FAQs

Inducement Grants

Selectica also announced today that, in connection with the acquisition, Selectica’s board of directors approved the grant of options to purchase an aggregate of 700,000 shares of Selectica common stock to 59 Iasta employees to attract and retain their services following the acquisition, including options to purchase 150,000 shares to each of David Bush, Jason Treida and Todd Epple.  The non-qualified options each have an exercise price per share equal to the closing price of Selectica’s common stock on NASDAQ on July 2, 2014.  The options each have a 10-year term and vest over a 48-month period, with 25 percent of the option shares vesting after completion of 12 months of continuous service to Selectica, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to Selectica.  The grants were made as inducements that were a material component of the compensation of the Iasta employees and subsequent acceptance of employment with Selectica, and the options were granted as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4) approved by the majority of Selectica’s independent directors.

Securities Not Registered
The securities described herein have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Selectica has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock issued in the Iasta acquisition, the common stock issuable upon conversion of or in connection with the preferred stock issued in the private placement and upon exercise of the inducement grants issued in connection with the Iasta acquisition and the warrants issued in the private placement.

No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Selectica, Inc.
Selectica, Inc. (NASDAQ: SLTC) provides a platform for enterprises worldwide to create, manage, and optimize business relationships with contracts at the core. Since 1996, Selectica helps global companies actively manage their contracts throughout the sales, procurement and legal life cycle. Selectica’s contract management solutions drive business value by assisting organizations in managing contracts profitably, effectively accelerating revenue opportunities, and minimizing risk through compliance. Our patented technology enables customers across a myriad of industries including high-tech, telecommunications, manufacturing, healthcare, and financial services to accelerate and streamline both contract management and sales processes. Selectica also provides a powerful configuration engine, enabling Fortune 500 companies to accelerate revenue by facilitating the optimization of the right combination of products, services, and price. More information: www.selectica.com

Forward-looking statements
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding anticipated synergies relating to the acquisition, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, challenges in integrating the business of Iasta after closing, fluctuations in demand for company products and services, risks of losing key personnel or customers, protection of the company’s intellectual property and government policies and regulations, including, but not limited to those affecting the company’s industry. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company’s most recent Form 10-K as filed by the company with the Securities and Exchange Commission.

Contacts

Investor Relations:

Budd Zuckerman

bzuckerman@genesisselect.com

+1-303-415-0200

Media Relations:

Selectica, Inc.

Erick Mott

emott@selectica.com

+1-650-532-1551

@erickmott